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SECOND AMENDMENT TO THE
INET TECHNOLOGIES, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN

        This Second Amendment (this "Amendment") to the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan is hereby adopted by Inet Technologies, Inc. (the "Company") this 13th day of May, 2002, to be effective as of July 31, 2002.

WITNESSETH:

        WHEREAS, the Board adopted the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan on July 22, 1998, to be effective at the Effective Time (as amended, the "Plan");

        WHEREAS, Plan Section X.A. provides that the Board may amend the Plan at any time to become effective immediately following the close of any Purchase Interval; and

        WHEREAS, the Board approved at its meeting held March 28, 2002 the amendment of the Plan, as set forth herein, and such amendment was approved by the stockholders of the Company at its 2002 Annual Meeting of Stockholders held this date;

        NOW, THEREFORE, the Plan is amended effective as of July 31, 2002, the close of the current Purchase Interval, as follows:

        Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Plan.

        1.    Subsection A. of Plan Section III. is hereby amended in its entirety to read as follows:

  "A.    The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million Two Hundred Fifty Thousand (1,250,000) shares."

        IN WITNESS WHEREOF, the Company has caused this Amendment to the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan to be executed effective as of July 31, 2002.

INET TECHNOLOGIES, INC.
By:
Mark H. Kleinman Vice President and General Counsel

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SECOND AMENDMENT TO THE INET TECHNOLOGIES, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN
WITNESSETH